SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

              Date of Report - September 18, 2003

                      TOWER BANCORP, INC.
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
---------------           ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
------------------------------------------    --------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            ------------------------------


                              N/A
------------------------------------------------------------
(Former name or former address, if changed since last report)
























                  Page 1 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The Board of Directors of Tower Bancorp, Inc.
          declared a fourth quarter cash dividend of $.20 per share at their September 17, 2003 meeting.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated September 18, 2003, of Tower Bancorp,
                    Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.





                  Page 2 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          Not Applicable.















































                  Page 3 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  September 18, 2003    /s/ Franklin T. Klink, III
                              --------------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






































                  Page 4 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
                         EXHIBIT INDEX


                                                 Page Number
                                                 In Manually
Exhibit                                        Signed Original

   99   News Release, dated September 18, 2003,
          of Tower Bancorp, Inc. announcing
          fourth quarter dividend.                    6













































                  Page 5 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

                                   FOR IMMEDIATE RELEASE
                                   FOR FURTHER INFORMATION:
                                   Franklin T. Klink, III
                                   Chief Financial Officer
                                   (717) 597-2137

     TOWER BANCORP, INC. INCREASES FOURTH QUARTER DIVIDEND


GREENCASTLE, PA  September 18, 2003 - The Board of Directors

of Tower Bancorp, Inc. declared a fourth quarter cash dividend of $.20  per share at their September 17, 2003 meeting.  The

$.20 per share is an increase of 11.1 % over the 2002 fourth quarter dividend. The dividend will be paid on October 20,

2003 to shareholders of record as of October 3, 2003.

     Tower Bancorp, Inc., stock is traded and quoted under

the symbol TOBC.  It's sole subsidiary is The First National

Bank of Greencastle, with office locations in Greencastle,

Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady

Grove, Waynesboro and Hagerstown, MD.

                              ###












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               Index to Exhibits Found on Page 5